[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                     VANGUARD(R) CALIFORNIA TAX-EXEMPT FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 27, 2003

FUND MANAGERS
Effective August 4, 2003, Kathryn T. Allen has assumed the role of Fund Manager for Vanguard(R) California Tax-Exempt Money Market Fund, and Reid O. Smith has assumed the role of Fund Manager for Vanguard(C) California Intermediate-Term Tax-Exempt Fund and Vanguard(R) California Long-Term Tax-Exempt Fund. The Funds' investment objectives, strategies, and policies remain unchanged.

The Plain Talk(R) titled "The Funds' Adviser" is replaced with the following:

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KATHRYN T. ALLEN, Principal of Vanguard. She has worked in investment management since 1983; has managed portfolio investments since 1987; and has managed Vanguard California Tax-Exempt Money Market Fund since 2003. Education: B.S., University of Alabama.

REID O. SMITH, CFA, Principal of Vanguard. He has worked in investment management since 1984; has managed bond funds since 1989; has been with Vanguard since 1992; and has managed Vanguard California Intermediate-Term and Long-Term Tax-Exempt Funds since 2003. He previously served as manager for these Funds from 1994 through 1999 and 1992 through 1999, respectively. Education; B.A. and M.B.A., University of Hawaii.










(C)2003 The Vanguard Group, Inc. All right reserved.
Vanguard Marketing Corporation, Distributor.                         PS75 082003